BY-LAWS

                       ARTICLE 1
                    IDENTIFICATION

               Section 1 - Name

               The name of the corporation shall be Skyline Homes, Inc.

               (Hereinafter referred to as the "corporation".)

               Section 2 - Seal

               The corporation shall have a corporate seal which shall be as follows: A circular disc, on the outer margin of which shall appear the corporate name and State of Incorporation, with the words "Corporate Seal" through the center, so mounted that it may be used to impress these words in raised letters upon paper. The seal shall be in charge of the Secretary.

               Section 3 - Fiscal Year

               The fiscal year of the corporation shall begin at the beginning of the first day of June and end at the close of the last day of May next succeeding.


                      ARTICLE II
                     CAPITAL STOCK

               Section 1 - Consideration for Shares

               The board of directors shall cause the corporation to issue the capital stock of the corporation for such consideration as has been fixed by such board in accordance with the provisions of the Articles of Incorporation.

               Section 2 - Payment of Shares

               Subject to the provisions of the Articles of Incorporation, the consideration for the issuance of shares of the capital stock of the corporation may be paid, in whole or in part, in money, in other property, tangible or intangible, or in labor actually performed for, or services actually rendered to, the corporation; provided, however, that the part of the surplus of a corporation which is transferred to capital upon the issuance of shares as a share dividend shall be deemed to be the consideration for the issuance of such shares. When payment of the consideration for which a share was authorized to be issued shall have been received by the corporation, or when surplus shall have been transferred to capital upon the issuance of a share dividend, such share shall be declared and taken to be fully paid and not liable to any further call or assessment, and the holder thereof shall not be liable for any further payments thereon. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such property, labor or services received as consideration, or the value placed by the board of directors upon the corporate assets in the event of a share dividend shall be conclusive. Promissory notes or future services shall not be accepted in payment or part payment of any of the capital stock of the corporation.

               Section 3 - Certificates for Shares

               The corporation shall issue to each shareholder a certificate signed by the president or a vice-president, and the secretary of the corporation, certifying the number of shares owned by him in the corporation. Where such certificate is also signed by a transfer agent or registrar, the signatures of the president, vice-president or secretary may be facsimiles. The certificate shall state the name of the registered holder, the number of shares represented thereby, the par value of each share or a statement that such shares have no par value, and whether such shares have been fully paid up, the certificate shall be legibly stamped to indicate the per centum which has been paid up, and as further payments are made thereon the certificate shall be stamped accordingly.

               If the corporation issues more than one class, every certificate issued shall state the kind and class of shares represented thereby, and the relative rights, interests, preferences and restrictions of such class, or a summary thereof.

               Section 4 - Form of Certificates

               The stock certificates to represent the shares of the capital stock of this corporation shall be in such form, not inconsistent with the laws of the State of Indiana, as may be adopted by the board of directors.

               Section 5 - Transfer of Stock

               Title to a certificate and to the shares represented thereby can be transferred only:

               1. By delivery of the certificate endorsed either in blank or to a specified person by the person appearing by the certificate to be the owner of the shares represented thereby; or

               2. By delivery of the certificate and a separate document containing a written assignment of the certificate or a power of attorney to sell, assign, or transfer the same or the shares represented thereby, signed by the person appearing by the certificate to be the owner of the shares represented thereby. Such assignment or power of attorney may be either in blank or to a specified person.

               Section 6 - Closing of Transfer Books

               The transfer books shall be closed for a period of ten days prior to the date set for any meeting of shareholders, and during such period no new certificate of stock shall be issued by this corporation and no change or transfer shall be made upon the records thereof.


                      ARTICLE III
               MEETINGS OF STOCKHOLDERS

               Section 1 - Place of Meetings

               All meetings of shareholders of the corporation shall be held at such place, within or without the State of Indiana, as may be specified in the respective notices or waivers of notice thereof, or proxies to represent shareholders thereat.

               Section 2 - Annual Meeting

               The annual meeting of the shareholders for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held at ten o'clock in the forenoon of the first Monday in June of each year, if such day is not a legal holiday, and if a holiday then on the first following day that is not a legal holiday. If for any reason the annual meeting of the shareholders shall not be held at the time and place herein provided, the same may be held at any time thereafter, or the business to be transacted at such annual meeting may be transacted at any special meeting called for that purpose.

               Section 3 - Special Meetings

               Special meetings of the shareholders may be called by the president, by the board of directors, or by shareholders holding not less than one-fourth of all the shares of capital stock outstanding.

               Section 4 - Notice of Meetings

               A written or printed notice, stating the place, day and hour of the meeting, and in case of a special meeting the purpose or purposes for which the meeting is called, shall be delivered or mailed by the secretary or by the officers or persons calling the meeting, to each holder of the capital stock of the corporation at the time entitled to vote, at such address as appears upon the records of the corporation, at least ten days before the date of the meeting. Notice of any such meeting may be waived in writing by any shareholder if the waiver sets forth in reasonable detail the purpose or purposes for which the meeting is called, and the time and place thereof. Attendance at any meeting, in person or by proxy shall constitute a waiver of notice of such meeting.

               Section 5 - Voting at Meetings

               Except as otherwise provided by law or by the provisions of the Articles of Incorporation, every holder of the capital stock of the corporation shall have the right at all meetings of the shareholders of the corporation to one vote for each share of stock standing in his name on the books of the corporation.

               No share shall be voted at any meeting:

               1.   Upon which an installment is due and unpaid; or

               2. Which shall have been transferred on the books of the corporation within ten days next preceding the date of the meeting; or

               3.   Which belongs to the corporation.

               Section 6 - Proxies

               A shareholder may vote, either in person or by proxy executed in writing, by the shareholder, or a duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution, unless a longer time is expressly provided therein.

               Section 7 - Quorum

               Unless otherwise provided by the Articles of Incorporation, at any meeting of shareholders, a majority of the shares of the capital stock outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum.

               Section 8 - Organization

               The president, and in his absence, the vice-president, and in their absence any shareholder chosen by the shareholders present, shall call meetings of the shareholders to order and shall act as chairman of such meetings, and the secretary of the company shall act as secretary of all meetings of the shareholders. In the absence of the secretary the presiding officer may appoint a shareholder to act as secretary of the meeting.
                      ARTICLE IV
                  BOARD OF DIRECTORS

               Section 1 - Board of Directors

               The board of directors shall consist of five (5) members, (any number not less than three), who shall be elected annually by a majority of the shares represented at the annual meeting of the shareholders. Such directors shall hold office until the next annual meeting of the shareholders and until their successors are elected and qualified. A majority of the directors must be citizens of the United States.

               Section 2 - Duties

               The corporate power of this corporation shall be vested in the board of directors, who shall have the management and control of the business of the corporation. They shall employ such agents and servants as they may deem advisable, and fix the rate of compensation of all agents, employees and officers.

               Section 3 - Resignation

               A director may resign at any time by filing his written resignation with the secretary.

               Section 4 - Removal

               Any director may be removed for cause at any time at any regular meeting or at such a special meeting of the shareholders of the corporation called for such purpose, by the affirmative vote of the holders of a majority of the shares outstanding.

               Section 5 - Vacancies

               In case of any vacancy in the board of directors through death, resignation, removal or other cause, the remaining directors by the affirmative vote of a majority thereof may elect a successor to fill such vacancy until the next annual meeting and until his successor is elected and qualified. If the vote of the remaining members of the board shall result in a tie, the vacancy shall be filled by shareholders at the annual meeting or a special meeting.

               Section 6 - Annual Meetings

               The board of directors shall meet each year immediately after the annual meeting of the shareholders, at the place where such meeting of the shareholders has been held, for the purpose of organization, election of officers, and consideration of any other business that may be brought before the meeting. No notice shall be necessary for the holding of this annual meeting. If such meeting is not held as above provided, the election of officers may be had at any subsequent meeting of the board specifically called in the manner provided in Article IV, Section 7 of these by-laws.

               Section 7 - Other Meetings

               Other meetings of the board of directors may be held upon the call of the president, or of two or more members of the board of directors, at any place within or without the State of Indiana, upon forty-eight hours' notice, specifying the time, place and general purposes of the meeting, given to each director, either personally, by mailing, or by telegram. At any meeting at which all directors are present, notice of the time, place and purpose thereof shall be deemed waived; and similar notice may likewise by waived by absent directors, either by written instrument or by telegram.

               Section 8 - Quorum

               At any meeting of the board of directors, the present of a majority of the members of the board then qualified and acting shall constitute a quorum for the transaction of any business except the filling of vacancies in the board of directors.

               Section 9 - Organization

               The president and in his absence the vice-president and in their absence any director chosen by the directors present, shall call meetings of the board of directors to order, and shall act as chairman of such meetings. The secretary of the company shall act as secretary of the board of directors, but in the absence of the secretary the presiding officer may appoint any director to act as secretary of the meeting.

               Section 10 - Order of Business

               The order of business at all meetings of the board of directors shall be as follows:

               1.   Roll call,
               2. Reading of the Minutes of the preceding meeting and action thereon,
               3.   Reports of officers,
               4.   Reports of committees,
               5.   Unfinished business,
               6.   Miscellaneous business,
               7.   New business.



                       ARTICLE V
              OFFICERS OF THE CORPORATION

               Section 1 - Officers

               The officers of the corporation shall consist of a president, one or more vice-presidents, a secretary, an assistant secretary and a treasurer. Any two or more offices may be held by the same person, except that the duties of the president and secretary shall not be performed by the same person. The board of directors by resolution may create and define the duties of other offices in the corporation, and may elect or appoint persons to fill such offices.

               Section 2 - Vacancies

               Whenever any vacancies shall occur in any office by death, resignation, increase in the number of offices of the corporation, or otherwise, the same shall be filled by the board of directors, and the office so elected shall hold office until his successor is chosen and qualified.

               Section 3 - President

               The president shall preside at all meetings of shareholders and directors, discharge all the duties which devolve upon a presiding officer, and perform such other duties as this code of by-laws provides, or the board of directors may prescribe.

               The president shall have full authority to execute proxies in behalf of the corporation, to vote stock owned by it in any other corporation, and to execute, with the secretary, powers of attorney appointing other corporations, partnerships, or individuals the agent of the corporation, all subject to the provisions of The Indiana General Corporation Act of 1929, as amended, the Articles of Incorporation and this code of by-laws.

               Section 4 - Executive Vice-President

               The executive vice-president shall perform all duties incumbent upon the president during the absence or disability of the president, and perform such other duties as this code of by-laws may require or the board of directors may prescribe.

               Section 5 - Secretary

               The secretary shall have the custody and care of the corporate seal, records, minutes and stock books of the corporation. He shall attend all meetings of the shareholders and of the board of directors, and shall keep, or cause to be kept in a book provided for the purpose, a true and complete record of the proceedings of such meetings, and shall perform a like duty for all standing committees appointed by the board of directors, when required.
          He shall attend to the giving and serving of all notices of the corporation, shall file and take charge of all papers and documents belonging to the corporation and shall perform such other duties as this code of by-laws may require or the board of directors may prescribe.

               Section 6 - Treasurer

               The treasurer shall keep correct and complete records of account, showing accurately at all times the financial condition of the corporation. He shall be the legal custodian of all moneys, notes, securities and other valuables which may from time to time come into the possession of the corporation. He shall immediately deposit all funds of the corporation coming into his hands in some reliable bank or other depositary to be designated by the board of directors, and shall keep such bank account in the name of the corporation. He shall furnish at meetings of the board of directors, or whenever requested, a statement of the financial condition of the corporation, and shall perform such other duties as this code of by-laws may require or the board of directors may prescribe. The treasurer may be required to furnish bond in such amount as shall be determined by the board of directors.

               Section 7 - Delegation of Authority

               In case of the absence of any officer of the corporation, or for any other reason that the board of directors may deem sufficient, the board of directors may delegate the powers or duties of such officer to any other officer or to any director, for the time being, provided a majority of the entire board of directors concurs therein.

               Section 8 - Execution of Documents

               Unless otherwise provided by the board of directors, all contracts, leases, commercial paper and other instruments in writing and legal documents, shall be signed by the president and attested by the secretary. All bonds, deeds and mortgages shall be signed by the president and attested by the secretary.
          All certificates of stock shall be signed by the president or vice-president and the secretary or assistant secretary.

               All checks, drafts, notes and orders for the payment of money shall be signed by those officers or employees of the corporation as the directors may from time to time designate.

               Section 9 - Loans to Officers

               No loan of money or property or any advance on account of services to be performed in the future shall be made to any officer or director of the corporation.
                      ARTICLE VI
                    CORPORATE BOOKS

               Section 1 - Place of Keeping, In General

               Except as otherwise provided by the laws of the State of Indiana, by the Articles of Incorporation of the corporation or by these by-laws, the books and records of the corporation may be kept at such place or places, within or without the State of Indiana, as the board of directors may from time to time by resolution determine.

               Section 2 - Stock Register or Transfer Book

               The original or duplicate stock register or transfer book, or in case a stock registrar or transfer agent shall be employed by the corporation either within or without the State of Indiana, a complete and accurate shareholders list, alphabetically arranged, giving the names and addresses of all shareholders, the number and classes of shares held by each, shall be kept at the principal office of the corporation in the State of Indiana.


                      ARTICLE VII
                      AMENDMENTS

               Section 1 - Amendments

               By-Laws may be adopted, amended or repealed at any meeting of the board of directors by the vote of a majority thereof, unless the Articles of Incorporation provide for the adoption, amendment or repeal by the shareholders, in which event, action thereon may be taken at any meeting of the shareholders by the vote of a majority of the voting shares outstanding.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of July 18, 1960, Section 1, of ARTICLE IV of the By-Laws of Skyline Homes, Inc., is hereby amended to read as follows:


                      ARTICLE IV
                  BOARD OF DIRECTORS

               Section 1 - Board of Directors

               The Board of Directors shall consist of nine (9) members, who shall be elected annually as provided in the Articles of Incorporation. Such directors shall hold office until the next annual meeting of shareholders, and until their successors are elected and qualified. Directors need not be shareholders of the corporation. A majority of the directors at any time shall be citizens of the United States.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of July 28, 1960, Section 1 of ARTICLE IV of the By-Laws of Skyline Homes, Inc., as amended, is hereby amended to read as follows:


                      ARTICLE IV
                  BOARD OF DIRECTORS

               Section 1 - Board of Directors

               The Board of Directors shall consist of nine (9) members, who shall be elected annually as provided in the Articles of Incorporation. Such directors shall hold office until the next annual meeting of shareholders, and until their successors are elected and qualified. Directors need not be shareholders of the Corporation. A majority of the directors at any time shall be citizens of the United States. A member of the Board of Directors shall be elected by the vote of a majority of the directors as Chairman of the Board, and such Chairman shall preside at all meetings of the Board of Directors.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of July 28, 1960, ARTICLE IV of the By-Laws of Skyline Homes, Inc., is hereby amended to read as follows:


                      ARTICLE IV
                  BOARD OF DIRECTORS

               Section 11 - Executive Committee

               The Board of Directors may, whenever it sees fit, by a majority vote of the number of directors elected and qualified from time to time, designate an Executive Committee of four (4) from its members, which shall include the President, which Committee shall, except as to matters upon which the Board of Directors has acted, have and exercise the full power of the Board of Directors in the management of the business and affairs of the Corporation; PROVIDED, always, that all business transacted by such Committee shall be submitted to and be approved by the Board of Directors at their next regular or special meeting. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve the Executive Committee.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of November 16, 1960, ARTICLE IV of the By-Laws of Skyline Homes, Inc., is hereby amended to read as follows:


                      ARTICLE IV
                  BOARD OF DIRECTORS

               Section 12 - Finance Committee

               The President may, whenever he sees fit, select and designate a finance committee of three (3) members from the Board of Directors, which shall include the President, which committee shall, except as to matters upon which the Board of Directors has acted, decide all questions concerning the financial matters of the Corporation; PROVIDED ALWAYS that all decisions made by such committee shall be submitted to and approved by the Board of Directors at their next regular or special meeting. The President shall have the power at any time, to fill vacancies in, to change the membership of, or to dissolve the finance committee.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of July 28, 1960, ARTICLE VI, Section 2, of the By-Laws of Skyline Homes, Inc., is hereby amended to read as follows:


                      ARTICLE VI
                    CORPORATE BOOKS

               Section 2 - Stock Register or Transfer Book

               The original or duplicate stock register or transfer book, or in case a stock registrar or transfer agent shall be employed by the corporation, either within or without the State of Indiana, a complete and accurate shareholders list, alphabetically arranged, giving the names and addresses of all shareholders, the number and classes of shares held by each, shall be kept at the principal office of the corporation in the State of Indiana. In the event that dividends are declared by the Board of Directors, a record date shall be established by the Board. The transfer agent shall determine all stockholders entitled to such dividend as of such record date. In no event shall said stock register or transfer book be closed for the purpose of determining stockholders entitled to dividends.

               Pursuant to resolution adopted by the Board of Directors at its meeting of July 28, 1960, Section 6 of ARTICLE II of the
                    By-Laws of Skyline Homes, Inc., is hereby repealed.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of March 14, 1961, Section 2 of ARTICLE III, of the By-Laws of Skyline Homes, Inc., is hereby amended to read as follows:


                      ARTICLE III
                MEETING OF STOCKHOLDERS

               Section 2 - Annual Meeting

               The annual meeting of the Shareholders, for the election of Directors, and for the transaction of such other business as may properly come before the meeting, shall be held at 2:00 o'clock in the afternoon of the first Friday in August of each year, if such day is not a legal holiday, and if a holiday, then on the first following day that is not a holiday. If, for any reason, the annual meeting of the Shareholders shall not be held at the time and place herein provided, the same may be held at any time thereafter, or the business to be transacted at such annual meeting may be transacted at any special meeting called for that purpose.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of May 2, 1962, Section 2 of ARTICLE III of the By-Laws of Skyline Homes, Inc., is hereby amended to read as follows:


                      ARTICLE III
                MEETING OF STOCKHOLDERS

               Section 2 - Annual Meeting

               The annual meeting of the Shareholders, for the election of Directors, and for the transaction of such other business as may properly come before the meeting, shall be held at 2:00 o'clock in the afternoon of the first Friday in September of each year, if such day is not a legal holiday, and if a holiday, then on the first following day that is not a holiday. If, for any reason, the annual meeting of the Shareholders shall not be held at the time and place herein provided, the same may be held at any time thereafter, or the business to be transacted at such annual meeting may be transacted at any special meeting called for that purpose.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of May 21, 1964, Section 2 of ARTICLE III of the By-Laws of Skyline Homes, Inc., is hereby amended to read as follows:


                      ARTICLE III
                MEETING OF STOCKHOLDERS

               Section 2 - Annual Meeting

               The annual meeting of the Shareholders, for the election of Directors, and for the transaction of such other business as may properly come before the meeting, shall be at 7:30 o'clock
          P.M. of the second Wednesday in September of each year, if such day is not a legal holiday, and if a holiday, then on the first following day that is not a holiday. If, for any reason, the annual meeting of the Shareholders shall not be held at the time and place herein provided, the same may be held at any time thereafter, or the business to be transacted at such annual meeting may be transacted at any special meeting called for that purpose.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of May 4, 1966, ARTICLE IV of the By-Laws of Skyline Homes, Inc., is hereby amended to read as follows:


                      ARTICLE IV
                  BOARD OF DIRECTORS

               Section 13 - Compensation Committee

               The Board of Directors may appoint a Compensation
          Committee of four (4) directors, which shall include the Treasurer of the corporation. The Compensation Committee shall fix and determine the salaries, bonuses and all other compensation of all of the officers of the corporation. All acts of the Compensation Committee shall be reported to the Board of Directors at their next regular or special meeting. The Board of Directors shall have the power, at any time, to fill vacancies in, or to dissolve the Compensation Committee.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of July 19, 1966, Section 2 of ARTICLE III of the By-Laws of Skyline Homes, Inc., is hereby amended to read as follows:


                      ARTICLE III
                MEETING OF SHAREHOLDERS

               Section 2 - Annual Meeting

               The annual meeting of the Shareholders for the election of Directors, and for the transaction of such other business as may properly come before the meeting shall be at 10:00 o'clock A.M., of the third Friday in August of each year, if such day is not a legal holiday, and if a holiday, then on the next day that is not a holiday.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors, and approved by the shareholders at their meeting of August 19, 1966, ARTICLE I, Section 1, of the By-Laws of Skyline
          Corporation is hereby amended to read as follows:


                       ARTICLE I
                    IDENTIFICATION

               Section 1 - Name

               The name of the Corporation shall be Skyline
                    Corporation (hereinafter referred to as the "Corporation").
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of June 7, 1967, ARTICLE IV of the By-Laws of Skyline Corporation, is hereby amended to read as follows:


                      ARTICLE IV
                  BOARD OF DIRECTORS

               Section 1 - Board of Directors

               The Board of Directors shall consist of eight (8) members who shall be elected annually as provided in the Articles of Incorporation. Such Directors shall hold office until the next annual meeting of shareholders, and until their successors are elected and qualified. Directors need not be shareholders of the corporation. A majority of the Directors at any time shall be citizens of the United States. A member of the Board of Directors shall be elected by a vote of the majority of the directors as Chairman of the Board, and such Chairman shall preside at all meetings of the Board of Directors.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of January 8, 1968, ARTICLE IV of the By-Laws of Skyline Corporation is hereby amended to read as follows:


                      ARTICLE IV
                  BOARD OF DIRECTORS

               Section 14 - Management Incentive Plan Committee

               The Board of Directors may appoint a Management
          Incentive Plan Committee, consisting of not less than three (3) members, or former members of the Board. The Management Incentive Plan Committee shall administer and interpret the Skyline Corporation Management Incentive Plan dated January
          8, 1968. No member of the Committee shall be eligible to receive an award pursuant to the Plan, or be eligible for selection as a person to whom stock may be allocated or stock options granted pursuant to any other plan of the Corporation or any of its affiliates at any time while he is serving on the Committee; and no member of the Committee shall have been so eligible at any time within one year prior to the time that he becomes a member of the Committee.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of March 26, 1968, ARTICLE VI, Section 2, of the By-Laws of Skyline Corporation is hereby amended to read as follows:


                      ARTICLE VI
                    CORPORATE BOOKS

               Section 2 - Transfer Agent and Registrar, and Closing of Transfer Books

               The Board of Directors may appoint one or more transfer agents and one or more registrars of transfers, and the principal transfer agent shall keep a stock transfer book for the transfer of all shares of the capital stock of the Corporation.

               The Board of Directors may fix the time, not exceeding fifty days preceding the date of any meeting of stockholders or any dividend payment date or any date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, during which the books of the Corporation shall be closed against transfers of stock. In lieu of providing for the closing of the books against transfers of stock as aforesaid, the Board of Directors from time to time may fix in advance a date, not exceeding fifty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for any allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to notice of and to vote at such meeting and any adjournment thereof, or entitled to receive such dividends or allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, as the case may be; and only stockholders of record on such date shall be entitled to notice of or to vote at such meeting or to receive such dividend or allotment of rights, or to exercise such rights in respect of any such change, conversion or exchange of capital stock, as the case may be.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at their meeting of June 13, 1968, Section 2 of ARTICLE III of the By-Laws of Skyline Corporation is hereby amended to read as follows:


                      ARTICLE III
                MEETING OF SHAREHOLDERS

               Section 2 - Annual Meeting

               The annual meeting of the Shareholders for the election of Directors, and for the transaction of such other business as may properly come before the meeting, shall be at 10:00 o'clock A.M. on the fourth Wednesday in August of each year, if such day is not a legal holiday, and if a holiday, then on the next day that is not a holiday.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of June 2, 1969, ARTICLE IV of the By-Laws of Skyline Corporation is hereby amended to read as follows:


                      ARTICLE IV
                  BOARD OF DIRECTORS

               Section 1 - Board of Directors

               The Board of Directors shall consist of nine (9) members who shall be elected annually as provided in the Articles of Incorporation.

               Such Directors shall hold office until the next annual meeting of Shareholders, and until their successors are elected and qualified. Directors need not be Shareholders of the Corporation. A majority of the Directors at any time shall be citizens of the United States. A member of the Board of Directors shall be elected by a vote of the majority of the Directors as Chairman of the Board, and such Chairman shall preside at all meetings of the Board of Directors.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at their meeting of June 2, 1969, Section 2 of ARTICLE III of the By-Laws of Skyline Corporation is hereby amended to read as follows:


                      ARTICLE III
                MEETING OF SHAREHOLDERS

               Section 2 - Annual Meeting

               The annual meeting of the shareholders for the election of Directors, and for the transaction of such other business as may properly come before the meeting, shall be at 10:00 o'clock A.M. on the third Monday in September of each year, if such day is not a legal holiday, and if a holiday, then on the next day that is not a holiday.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of January 28, 1970, Section 3 of ARTICLE II of the By-Laws of Skyline Corporation is hereby amended to read as follows:


                      ARTICLE II
                     CAPITAL STOCK

               Section 3 - Certificates for Shares

               Each shareholder shall be entitled to a certificate signed by the president or a vice president and the secretary or any assistant secretary of the corporation certifying the number of shares owned by him in the corporation. If such certificate is countersigned by the written signature of a transfer agent other than the corporation or its employee or by the written signature of a registrar other than the corporation or its employee, the signatures of the officers of the corporation may be facsimiles. If such certificate is countersigned by the written signature of a registrar other than the corporation or its employee, the signatures of the transfer agent and the officers of the corporation may be facsimiles.

               Every certificate shall state the name of the registered holder, the number of shares represented thereby, the par value of each share or a statement that such shares have no par value, and whether such shares have been fully paid up and are nonassessable. If such shares are not fully paid up, the certificate shall be legibly stamped to indicate the per centum which has been paid up, and as further payments are made thereon the certificate shall be stamped accordingly.

               If the corporation is authorized to issue shares of more than one class, every certificate shall state the kind and class of shares represented thereby, and the relative rights, interests, preferences and restrictions of such class, or a summary thereof; provided that such statement may be omitted from the certificate if it shall be set forth upon the face or back of the certificate that such statement, in full, will be furnished by the corporation to any shareholder upon written request and without charge.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting of April 6, 1970, ARTICLE IV of the By-Laws of Skyline Corporation is hereby amended to provide as follows:


                      ARTICLE IV
                  BOARD OF DIRECTORS

               Section 1 - Board of Directors

               The Board of Directors shall consist of eight (8) members who shall be elected annually as provided in the Articles of Incorporation.

               Such Directors shall hold office until the next annual meeting of Shareholders, and until their successors are elected and qualified. Directors need not be Shareholders of the Corporation. A majority of the Directors at any time shall be citizens of the United States. A member of the Board of Directors shall be elected by a vote of the majority of the Directors as Chairman of the Board, and such Chairman shall preside at all meetings of the Board of Directors.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at their meeting of June 1, 1972, Section 2 of ARTICLE III of the By-Laws of Skyline Corporation is hereby amended to read as follows:


                      ARTICLE III
                MEETING OF SHAREHOLDERS

               Section 2 - Annual Meeting

               The annual meeting of the shareholders for the election of Directors, and for the transaction of such other business as may properly come before the meeting, shall be at 10:00 o'clock A.M. on the fourth Monday in September of each year, if such day is not a legal holiday, and if a holiday, then on the next day that is not a holiday.
                           AMENDMENTS TO BY-LAWS
                  SEPTEMBER 25, 1972

               Pursuant to resolution of the Board of Directors of Skyline Corporation, the By-Laws of the Corporation are hereby amended to provide as follows:

               Section 8 of ARTICLE III (MEETINGS OF
          STOCKHOLDERS) is hereby amended as follows:

               Section 8 - Organization

               The Chairman of the board of directors, and in his absence the president, and in their absence any other officer chosen by the shareholders present, shall call meetings of the shareholders to order and shall act as chairman of such meetings, and the secretary of the corporation shall act as secretary of all meetings of the shareholders. In the absence of the secretary, the presiding officer may appoint a shareholder to act as secretary of the meeting.

               Sections 7, 9, 11 and 13 of ARTICLE IV (BOARD OF
          DIRECTORS) are hereby amended as set forth below, and
          Section 15 is hereby added as set forth below:

               Section 7 - Other Meetings

               Other meetings of the board of directors may be held upon the call of the chairman of the board of directors, or the president, or of two or more members of the board of directors, at any place within or without the State of Indiana, upon forty-eight hours' notice, specifying the time, place and general purposes of the meeting, given to each director, either personally, by mailing, or by telegram. At any meeting at which all directors are present, notice of the time, place and purpose thereof shall be deemed waived; and similar notice may likewise be waived by absent directors, either by written instrument or by telegram.

               Section 9 - Organization

               The chairman of the board of directors and in his absence the president or any vice-president and in their absence any director chosen by the directors present, shall call meetings of the board of directors to order, and shall act as chairman of such meetings. The secretary of the company shall act as secretary of the board of directors, but in the absence of the secretary the residing officer may appoint and director to act as secretary of the meeting.



               Section 11 - Executive Committee

               The Board of Directors may, whenever it sees fit, by a majority vote of the number of directors elected and qualified from time to time, designate an Executive Committee of five (5) persons from its members, which shall include the chairman of the board of directors and the president, which Committee shall, except as to matters upon which the Board of Directors has acted, have and exercise the full power of the Board of Directors in the management of the Business and affairs of the Corporation; PROVIDED, always, that all business transacted by such Committee shall be submitted to and be approved by the Board of Directors at their next regular or special meeting. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve the Executive Committee.

               Section 13 - Compensation Committee

               The Board of Directors may appoint a Compensation
          Committee of four (4) directors, which shall include the corporate officer who is chief financial officer of the corporation. The Compensation Committee shall fix and determine the salaries, bonuses and all other compensation of all of the officers of the corporation. All acts of the Compensation Committee shall be reported to the Board of Directors at their next regular or special meeting. The Board of Directors shall have the power, at any time, to fill vacancies in, or to dissolve the Compensation Committee.

               Section 15 - Audit Committee

               The board of directors may appoint an Audit Committee, consisting of not less than three (3) members of the Board. The Audit Committee shall, from time to time, meet with representatives of the independent certified public accountants then servicing the corporation, review the corporation's systems of internal controls and take necessary action to see that an adequate system of internal auditing is implemented. The Audit Committee may also nominate independent auditors and select and establish accounting policies. All business transacted by the Committee shall be submitted to the board of directors at their next regular or special meeting for their consideration and approval or rejection. The board of directors shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve the Audit Committee.

               Section 1 and 3 of ARTICLE V (OFFICERS OF THE
          CORPORATION) are hereby added as set forth below:

               Section 1 - Officers

               The officers of the corporation shall consist of a chairman of the board of directors, a president, one or more vice-presidents, a secretary, an assistant secretary and a treasurer. Any two or more offices may be held by the same person, except that the duties of the president and secretary shall not be performed by the same person. The board of directors by resolution may create and define the duties of other offices in the corporation, and may elect or appoint persons to fill such offices.

               Section 3 - President

               The president shall perform such duties as this code of by-laws provides, or the board of directors may prescribe.

               The President shall have full authority to execute proxies in behalf of the corporation, to vote stock owned by it in any other corporation, and to execute, with the secretary, powers of attorney appointing other corporations, partnerships, or individuals the agent of the corporation, all subject to the provisions of The Indiana General Corporation Act of 1929, as amended, the Articles of Incorporation and this code of by-laws.

               Section 10 - Chairman of the Board of Directors

               The chairman of the board of directors shall be a general advisor and consultant to the management on all matters pertaining to the business of the Corporation and render such additional services as are pertinent thereto, and shall perform such other duties as this code of by-laws provide or the board of directors may prescribe.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at its meeting held July 11, 1974, Section 13 of ARTICLE IV of the By-Laws of Skyline Corporation, is hereby amended to read as follows:


                      ARTICLE IV
                  BOARD OF DIRECTORS

               Section 13 - Compensation Committee

               The Board of Directors may appoint a Compensation
          Committee consisting of four (4) members of the Board of Directors. The Compensation Committee shall have the power to fix and determine the salaries and other compensation of officers of the corporation. All acts of the Compensation Committee shall be reported to the Board of Directors at their next regular or special meeting. The Board of Directors shall have the power, at any time, to fill vacancies in, or to dissolve the Compensation Committee.
                           AMENDMENTS TO BY-LAWS
                  SEPTEMBER 23, 1974

               Pursuant to resolution of the Board of Directors of Skyline Corporation, the By-Laws of the Corporation are hereby amended to provide as follows:

               Sections 8 and 10 of ARTICLE V (OFFICERS OF THE
          CORPORATION) are hereby amended as set forth below:

               Section 8 - Execution of Documents

               Unless otherwise provided by the board of directors, all contracts, leases, commercial paper, bonds, deeds, mortgages, and all other legal instruments or documents shall be signed by the president and, if required, shall be attested by the secretary or assistant secretary. All certificates of stock shall be signed by the president or a vice-president and the secretary or assistant secretary.

               Section 10 - Chairman of the Board of Directors and Chief Executive Officer

               The chairman of the board of directors shall be the chief executive officer of the corporation and shall generally supervise the business of the Corporation, subject to the control of the board of directors. He shall also perform such other duties as this code of by-laws provide or the board of directors may prescribe.
                           AMENDMENT TO BY-LAWS
                   FEBRUARY 6, 1975

               Pursuant to resolution of the Board of Directors of Skyline Corporation, Section 7 of ARTICLE IV (BOARD OF
          DIRECTORS) is hereby amended as follows:

               Section 7

               Regular Meetings

               Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Indiana, as shall from time to time be determined by the Board.

               Special Meetings

               Special meetings of the Board of Directors shall be held, either within or without the State of Indiana, whenever called by the Chairman of the Board, the President or by any three of the Directors. Oral, telegraphic or written notice shall be given, sent or mailed not less than one day before the meeting and shall state the purposes of the meeting, and the date, place and hour of such meeting.

               Waivers of Notice

               Notice of a meeting need not be given to any Director who submits a signed waiver of notice whether before or after the meeting, and attendance at the meeting by any Director shall constitute waiver of notice by such Director.
                           AMENDMENTS TO BY-LAWS
                  SEPTEMBER 22, 1975

               Pursuant to resolutions of the Board of Directors of Skyline Corporation, the By-Laws of the Corporation are hereby amended to provide as follows:

               Sections 11 and 13 of ARTICLE IV (BOARD OF
          DIRECTORS) are hereby amended as set forth below:

               Section 11 - Executive Committee

               The Board of Directors may, whenever it sees fit, by a majority vote of the number of directors elected and qualified from time to time, designate an Executive Committee of not less than four (4) persons from its members, which shall include the chairman of the board of directors and the president, which Committee shall, except as to matters upon which the Board of Directors has acted, have and exercise the full power of the Board of Directors in the management of the business and affairs of the Corporation; PROVIDED, always, that all business transacted by such Committee shall be submitted to and be approved by the Board of Directors at their next regular or special meeting. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve the Executive committee.

               Section 13 - Compensation Committee

               The Board of Directors may appoint a Compensation
          Committee of not less than four (4) directors.  The
          Compensation Committee may fix and determine salaries, bonuses and other compensation of the officers of the corporation. All acts of the Compensation Committee shall be reported to the Board of Directors at their next regular or special meeting. The Board of Directors shall have the power, at any time, to fill vacancies in, or to dissolve the Compensation Committee. The Board of Directors may also fix and determine the salaries, bonuses and other compensation of the officers of the corporation either with or without a report from the
                    Compensation Committee.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at their meeting held August 4, 1977, Section 1 of ARTICLE IV of the By-Laws of Skyline Corporation is hereby amended to provide as follows:


                      ARTICLE IV
                  BOARD OF DIRECTORS

               Section 1 - Board of Directors

               The Board of Directors shall consist of nine (9) members, who shall be elected annually by a majority of the shares represented at the annual meeting of the shareholders. Such directors shall hold office until the next annual meeting of the shareholders and until their successors are elected and qualified. Directors need not be shareholders of the Corporation. A majority of the Directors at any time shall be citizens of the United States. A member of the Board of Directors shall be elected by a vote of the majority of the Directors as Chairman of the Board, and such Chairman shall preside at all meetings of the Board of Directors.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at their meeting of June 7, 1979, Section 2 of ARTICLE III of the By-Laws of Skyline Corporation is hereby amended to read as follows:


                      ARTICLE III
                MEETING OF SHAREHOLDERS

               Section 2 - Annual Meeting

               The annual meeting of the shareholders for the election of Directors, and for the transaction of such other business as may properly come before the meeting, shall be at 10:00 o'clock A.M. on the third Monday in September of each year, if such day is not a legal holiday, and if a holiday, then on the next day that is not a holiday.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at their meeting of May 2, 1984, Section 2 of ARTICLE III of the By-Laws of Skyline Corporation is hereby amended to read as follows:


                      ARTICLE III
                MEETING OF SHAREHOLDERS

               Section 2 - Annual Meeting

               The annual meeting of the shareholders for the election of Directors, and for the transaction of such other business as may properly come before the meeting, shall be at 10:00 o'clock A.M. local time, or at such other time that the Board of Directors may determine, on the second Monday in September of each year, if such day is not a legal holiday, and if a holiday, then on the next day that is not a holiday.
                          AMENDMENT TO BY-LAWS
              ADOPTED SEPTEMBER 11, 1989

               Pursuant to resolutions of the Board of Directors of Skyline Corporation, the By-Laws of the Corporation are hereby amended to provide as follows:

               Section 11 of ARTICLE IV (BOARD OF DIRECTORS) is hereby amended as set forth below:

               Section 11 - Executive Committee of the Board of
          Directors

               The Board of Directors may, whenever it sees fit, by a majority vote of the number of Directors elected and qualified from time to time, designate an Executive Committee of not less than three (3) persons from its members which Committee shall, except as to matters upon which the Board of Directors has acted, have and exercise the full power of the Board of Directors in the management of the business and affairs of the Corporation; PROVIDED, always, that all business transacted by such Committee shall be submitted to and be approved by the Board of Directors at their next regular or special meeting. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve the
                    Executive Committee.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at their meeting held June 7, 1990, Section 2 of ARTICLE III of the By-Laws of Skyline Corporation is hereby amended to provide as follows:


                      ARTICLE III
                MEETING OF SHAREHOLDERS

               Section 2 - Annual Meeting

               The Annual Meeting of the Shareholders for the election of Directors, and for the transaction of such other business as may properly come before the meeting, shall be held at 10:00 o'clock A.M., local time, or at such other time that the Board of Directors may determine, on the third Monday in September of each year, if such day is not a legal holiday, and if a holiday, then on the next day that is not a holiday.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at their meeting held June 6, 1991, Section 1 of ARTICLE IV of the By-Laws of Skyline Corporation is hereby amended, effective as of the date of the 1991 Annual Meeting of shareholders, to provide as follows:


                      ARTICLE IV
                  BOARD OF DIRECTORS

               Section 1 - Board of Directors

               The Board of Directors shall consist of eight (8) members, who shall be elected annually by a majority of the shares represented at the Annual Meeting of shareholders. Such directors shall hold office until the next annual meeting of shareholders and until their successors are elected and qualified. Directors need not be shareholders of the Corporation. A majority of the Directors at any time shall be citizens of the United States. A member of the board of directors shall be elected by the vote of the majority of the directors as Chairman of the Board, and such Chairman shall preside at all meetings of the Board of Directors.
                     EXHIBIT A TO
           MINUTES OF ANNUAL MEETING OF THE
             BOARD OF DIRECTORS OF SKYLINE
          CORPORATION
                HELD SEPTEMBER 16, 1991



          AMENDMENTS, NEW PROVISION AND REPEAL
          OF
          A PROVISION OF THE CODE OF BY-LAWS OF
                  SKYLINE CORPORATION
             EFFECTIVE SEPTEMBER 16, 1991

               Amendments

               The following provisions of the Code of By-Laws of Skyline Corporation are amended effective September 16, 1991 to provide as set forth below:

               Article II, Section 3 - Certificates for Shares

               Each shareholder shall be entitled to a certificate signed by the vice-chairman of the board of directors or the president or a vice president and the secretary or any assistant secretary of the corporation certifying the number of shares owned by him in the corporation. If such certificate is countersigned by the written signature of a transfer agent other than the corporation or its employee or by the written signature of a registrar other than the corporation or its employee, the signatures of the officers of the corporation may be facsimiles. If such certificate is countersigned by the written signature of a registrar other than the corporation or its employee, the signatures of the transfer agent and the officers of the corporation may be facsimiles.

               Every certificate shall state the name of the registered holder, the number of shares represented thereby, the par value of each share or a statement that such shares have no par value, and whether such shares have been fully paid up and are nonassessable. If such shares are not fully paid up, the certificate shall be legibly stamped to indicate the per centum which has been paid up, and as further payments are made thereon the certificate shall be stamped accordingly.

               If the corporation is authorized to issue shares of more than one class, every certificate shall state the kind and class of shares represented thereby, and the relative rights, interests, preferences and restrictions of such class, or a summary thereof; provided that such statement may be omitted from the certificate if it shall be set forth upon the face or back of the certificate that such statement, in full, will be furnished by the corporation to any shareholder upon written request and without charge.

               Article III, Section 3 - Special Meetings

               Special meetings of the shareholders may be called by the chairman of the board of directors, the vice-chairman of the board of directors, the president, or by the board of directors.

               Article III, Section 8 - Organization

               The chairman of the board of directors, and in his absence any director designated by the board of directors including the vice-chairman and the president, shall call meetings of the shareholders to order and shall act as chairman of such meetings, and the secretary or the assistant secretary of the corporation shall act as secretary of all meetings of the shareholders. In the absence of the secretary and assistant secretary, the presiding officer may appoint a shareholder to act as secretary of the meeting.

               Article IV, Section 7

               Regular Meetings

               Regular meetings of the board of directors may be held without notice at such time and place, either within or without the State of Indiana, as shall from time to time be determined by the board.

               Special Meetings

               Special meetings of the board of directors shall be held, either within or without the State of Indiana, whenever called by the chairman of the board of directors, or the vice-chairman of the board of directors, or the president or by any three (3) of the directors. Oral, telegraphic or written notice shall be given, sent or mailed not less than one (1) day before the meeting and shall state the purposes of the meeting, and the date, place and hour of such meeting.

               Waivers of Notice

               Notice of a meeting need not be given to any director who submits a signed waiver of notice whether before or after the meeting, and attendance at the meeting by any director shall constitute waiver of notice by such director.

               Article IV, Section 9 - Organization

               The chairman of the board of directors and in his absence the vice-chairman of the board of directors, and in their absence the president and in their absence any director chosen by the directors, present, shall call meetings of the board of directors to order, and shall act as chairman of such meetings. The secretary of the corporation shall act as secretary of the board of directors, but in the absence of the secretary the presiding officer may appoint any director to act as secretary of the meeting.

               Article V, Section 1 - Officers

               The officers of the corporation shall consist of a chairman of the board of directors, a vice-chairman of the board of directors, a president, one or more vice presidents or senior vice-presidents, a secretary, an assistant secretary and a treasurer. Any two or more offices may be held by the same person, except that the duties of the president and secretary shall not be performed by the same person. The board of directors by resolution may create and define the duties of other offices in the corporation, and may elect or appoint person to fill such offices.

               Article VI, Section 3 - President

               The president shall perform such duties as this code of by-laws provides, or the board of directors may prescribe.

               Article V, Section 8 - Execution of Documents

               Unless otherwise provided by the board of directors, all contracts, leases, commercial paper, bonds, deeds, mortgages, and all other legal instruments or documents shall be signed by the vice-chairman of the board of directors or the president and, if required shall be attested by the secretary or assistant secretary. All certificates of stock shall be signed by the vice-chairman of the board of directors or the president or a vice president and the secretary or assistant secretary.

               New Provision

               The Code of By-Laws of Skyline Corporation is amended effective September 16, 1991, to add a new Section 11 to Article V, to provide as set forth below:

               Article V, Section 11 - Vice-Chairman of the Board of
          Directors

               The vice-chairman of the board of directors shall perform such duties as this code of by-laws provides, or the board of directors may prescribe.

               The vice-chairman of the board of directors shall have full authority to execute proxies in behalf of the corporation, to vote stock owned by it in any other corporation, and to execute, with the secretary, powers of attorney appointing other corporations, partnerships, or individuals the agent of the corporation, all subject to the provisions of The Indiana
          Business Corporation Law, as amended, the Articles of Incorporation and this code of by-laws.

               Repeal

               The Code of By-Laws of Skyline Corporation is amended effective September 16, 1991, to repeal the provisions of
          Section 12 of Article IV, which before being repealed provided as set forth below:

               Article IV, Section 12 - Finance Committee

               The chairman of the board of directors may, whenever he sees fit, select and designate a finance committee of three (3) members from the Board of Directors, which shall include the chairman of the board of directors, which committee shall, except as to matters upon which the Board of Directors has acted, decide all questions concerning the financial matter of the Corporation; PROVIDED ALWAYS that all decisions made by such committee shall be submitted to and approved by the Board of Directors at their next regular or special meeting. The chairman of the board of directors shall have the power at any time, to fill vacancies in, to change the membership of, or to dissolve the finance committee.
                           AMENDMENT TO BY-LAWS

               Pursuant to resolution adopted by the Board of Directors at their meeting held June 18, 1992, Section 1 of ARTICLE IV of the By-Laws of Skyline Corporation is hereby amended, effective as of the date of the 1992 Annual Meeting of shareholders, to provide as follows:


                      ARTICLE IV
                  BOARD OF DIRECTORS

               Section 1 - Board of Directors

               The Board of Directors shall consist of nine (9) members, who shall be elected annually by a majority of the shares represented at the Annual Meeting of the Shareholders. Such Directors shall hold office until the next annual meeting of shareholders and until their successors are elected and qualified. Directors need not be Shareholders of the Corporation. A majority of the Directors at any time shall be citizens of the United States. A member of the Board of Directors shall be elected by a vote of the majority of the Directors as Chairman of the Board, and such Chairman shall preside at all meetings of the Board of Directors.
                           AMENDMENT TO BY-LAWS
                ADOPTED MARCH 18, 1993

               Pursuant to resolutions of the Board of Directors of Skyline Corporation, the By-Laws of the Corporation are hereby amended to provide as follows:

               Section 11 of ARTICLE IV (BOARD OF DIRECTORS) is hereby amended as set forth below:

               Section 11 - Executive Committee of the Board of
          Directors

               The Board of Directors may, whenever it sees fit, by a majority vote of the number of Directors elected and qualified from time to time, designate an Executive Committee of not less than three (3) persons from its members which Committee shall, except as to matters upon which the Board of Directors has acted, have and exercise the full power of the Board of Directors in the management of the business and affairs of the Corporation, including but not limited to the power to authorize dividend distributions according to a formula, method or limit, or within a range, prescribed by the Board of Directors;
          PROVIDED, always, that all business transacted by such Committee shall be submitted to and be approved by the Board of Directors at their next regular or special meeting. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve the Executive
                    Committee.
                           AMENDMENT TO BY-LAWS
                 ADOPTED MAY 31, 1993

               Pursuant to resolutions of the Board of Directors of Skyline Corporation, the By-Laws of the Corporation are hereby amended to provide as follows:

               Section 13 of ARTICLE IV (BOARD OF DIRECTORS) is hereby amended as set forth below:

               Section 13 - Governance and Compensation Committee

               The Board of Directors, by resolution of a majority of the whole Board, shall appoint a Governance and Compensation
          Committee to consist of not less than three (3) directors, none of whom shall be an officer or employee of the Corporation or of any subsidiary or affiliated corporation. The functions of the Governance and Compensation Committee shall be (a) to identify and make recommendations to the Board of Directors regarding candidates for election to the Board, (b) to review and make recommendations to the Board of Directors regarding the renomination of incumbent directors, (c) to perform other related tasks, such as studying the size, committee structure or meeting frequency of the Board, making studies or recommendations regarding management succession, or tasks of similar character as may be requested from time to time by the Board of Directors or the Chief Executive Officer, (d) to establish the compensation of the Chief Executive Officer of the Corporation, (e) to consult with the Chief Executive Officer with respect to the compensation of officers and executive employees of the Corporation and its subsidiaries, and (f) to undertake such additional similar functions and activities as may be required by other compensation plans maintained by the Corporation or as may be requested from time to time by the Board of Directors.

               The Board of Directors, by resolution of a majority of the whole Board, shall designate one member of the Governance and Compensation Committee to act as chairman of the Committee. The Committee member so designated shall (a) chair all meetings of the committee, (b) chair meetings involving only non-employee directors, (c) coordinate an annual performance evaluation of the Corporation, (d) coordinate the evaluation of the performance of the Chief Executive Officer, and (e) perform such other activities as from time to time are requested by the other directors.
                           AMENDMENT TO BY-LAWS
                ADOPTED MARCH 16, 1994

               Pursuant to resolutions of the Board of Directors of Skyline Corporation, the By-Laws of the Corporation are hereby amended to provide as follows:

               ARTICLE V (OFFICERS OF THE CORPORATION) is hereby amended to add a new Section 12 as set forth below:

               The Corporate Controller shall cause to be kept full and accurate books and accounts of all assets, liabilities and transactions of the corporation. The Corporate Controller shall establish and administer an adequate plan for the control of operations, including systems and procedures required to properly maintain internal controls on all financial transactions of the corporation. The Corporate Controller shall prepare, or cause to be prepared, statements of the financial condition of the corporation and proper profit and loss statements covering the operations of the corporation and such other and additional financial statements, if any, as the Chairman of the Board of Directors, Vice Chairman of the Board of Directors, President or Chief Financial Officer from time to time shall require. The Corporate Controller also shall perform such other duties as may be assigned by the Chairman of the Board of Directors, Vice Chairman of the Board of Directors, President or Chief
          Financial Officer, from time to time.